Long-Term Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-Term Debt

Note 7 – Long-Term Debt

Carrying amounts of the Company’s long-term debt and their related estimated fair values as of December 31, 2016 and December 31, 2015 are disclosed in the following table. The fair values of the revolving credit facility (including commercial paper) and the variable-rate Industrial Development Revenue Bonds (“IDRBs”) approximate their carrying values, as they are repaid quickly (in the case of credit facility borrowings) and have interest rates that reset frequently. They are categorized as Level 1 (quoted prices for identical financial instruments) within the three-level fair value hierarchy that ranks the inputs used to measure fair value by their reliability, due to the Company’s ability to access similar debt arrangements at measurement dates with comparable terms, including variable rates. The fair values of debentures, senior notes, and fixed-rate IDRBs were determined utilizing a market-based valuation approach, where fair market values are determined based on evaluated pricing data, such as broker quotes and yields for similar securities adjusted for observable differences. Significant inputs used in the valuation generally include benchmark yield curves, credit ratings and issuer spreads. The external credit rating, coupon rate, and maturity of each security are considered in the valuation, as applicable. The market values of debentures and fixed-rate IDRBs are categorized as Level 2 (observable market inputs based on market prices of similar securities). The Centuri secured revolving credit and term loan facility and Centuri other debt obligations (not actively traded) are categorized as Level 3, based on significant unobservable inputs to their fair values. Since Centuri’s debt is not publicly traded, fair values for the secured revolving credit and term loan facility and other debt obligations were based on a conventional discounted cash flow methodology and utilized current market pricing yield curves, across Centuri’s debt maturity spectrum, of other industrial bonds with an assumed credit rating comparable to the Company’s.

December 31,	2016		2015
	Carrying Amount	Market Value	Carrying Amount	Market Value
(Thousands of dollars)
Debentures:
Notes, 4.45%, due 2020	$125,000	$129,703	$125,000	$130,273
Notes, 6.1%, due 2041	125,000	149,734	125,000	141,581
Notes, 3.875%, due 2022	250,000	254,900	250,000	253,600
Notes, 4.875%, due 2043	250,000	266,793	250,000	251,483
Notes, 3.8%, due 2046	300,000	283,029	—	—
8% Series, due 2026	75,000	94,691	75,000	97,035
Medium-term notes, 7.59% series, due 2017	25,000	25,040	25,000	26,253
Medium-term notes, 7.78% series, due 2022	25,000	29,290	25,000	29,855
Medium-term notes, 7.92% series, due 2027	25,000	31,905	25,000	31,890
Medium-term notes, 6.76% series, due 2027	7,500	8,769	7,500	8,684
Unamortized discount and debt issuance costs	(9,931)		(6,137)

	1,197,569		901,363

Revolving credit facility and commercial paper	5,000	5,000	150,000	150,000

Industrial development revenue bonds:
Variable-rate bonds:
Tax-exempt Series A, due 2028	50,000	50,000	50,000	50,000
2003 Series A, due 2038	50,000	50,000	50,000	50,000
2008 Series A, due 2038	50,000	50,000	50,000	50,000
2009 Series A, due 2039	50,000	50,000	50,000	50,000
Fixed-rate bonds:
4.85% 2005 Series A, due 2035	—	—	100,000	100,452
4.75% 2006 Series A, due 2036	—	—	24,855	25,130
Unamortized discount and debt issuance costs	(2,489)		(3,946)

	197,511		320,909

Centuri term loan facility	106,700	106,819	112,571	112,665
Unamortized debt issuance costs	(516)		(692)

	106,184		111,879

Centuri secured revolving credit facility	41,185	41,292	60,627	60,724
Centuri other debt obligations	52,635	52,840	25,901	26,059

	1,600,084		1,570,679
Less: current maturities	(50,101)		(19,475)

Long-term debt, less current maturities	$1,549,983		$1,551,204

In March 2016, the Company amended its $300 million credit and commercial paper facility. The facility was previously scheduled to expire in March 2020, but was extended to March 2021. The Company will continue to use $150 million of the facility as long-term debt and the remaining $150 million for working capital purposes. Interest rates for the credit facility are calculated at either the London Interbank Offered Rate (“LIBOR”) or an “alternate base rate,” plus in each case an applicable margin that is determined based on the Company’s senior unsecured debt rating. At December 31, 2016, the applicable margin is 1% for loans bearing interest with reference to LIBOR and 0% for loans bearing interest with reference to the alternative base rate. At December 31, 2016, $5 million was outstanding on the long-term portion of the credit facility, none of which was in commercial paper (see commercial paper program discussion below). The effective interest rate on the long-term portion of the credit facility was 5.21% at December 31, 2016. Borrowings under the credit facility ranged from none at various times throughout 2016 to a high of $230 million during the third quarter of 2016. With regard to the short-term portion of the credit facility, there were no borrowings outstanding at December 31, 2016 and $18 million outstanding at December 31, 2015. (See Note 8 – Short-Term Debt).

The Company has a $50 million commercial paper program. Any issuance under the commercial paper program is supported by the Company’s current revolving credit facility and, therefore, does not represent additional borrowing capacity. Any borrowing under the commercial paper program will be designated as long-term debt. Interest rates for the program are calculated at the then current commercial paper rate. At December 31, 2016, and as noted above, no borrowings were outstanding under the commercial paper program.

Southwest redeemed its $100 million 2005 4.85% Series A fixed-rate IDRBs (originally due in 2035) at par with accrued interest in July 2016. In September 2016, Southwest redeemed its $24.9 million 2006 Series A 4.75% fixed-rate IDRBs (originally due in 2036) at par with accrued interest. In January 2017, subsequent to the most recent balance sheet date, the $25 million 7.59% medium-term notes were repaid at maturity, using available cash on hand.

In September 2016, Southwest issued $300 million in 3.8% Senior Notes at a discount of 0.302%. The notes will mature in September 2046. A portion of the net proceeds were used to temporarily pay down amounts then outstanding under the credit facility. The remaining net proceeds were used for general corporate purposes.

Centuri has a $300 million secured revolving credit and term loan facility that is scheduled to expire in October 2019. This facility includes a revolving credit facility and a term loan facility. The term loan facility had an initial limit of approximately $150 million, which was reached in 2014 and is in the process of being repaid. No further borrowing is permitted under the term loan facility. The revolving credit facility has a limit of $150 million; amounts borrowed and repaid under the revolving credit facility are available to be re-borrowed. The revolving credit and term loan facility is secured by substantially all of Centuri’s assets except ones explicitly excluded under the terms of the agreement (including owned real estate and certain certificated vehicles). Centuri assets securing the facility at December 31, 2016 totaled $445 million.

Interest rates for Centuri’s $300 million secured revolving credit and term loan facility are calculated at the LIBOR, the Canadian Dealer Offered Rate (“CDOR”), or an alternate base rate or Canadian base rate, plus in each case an applicable margin that is determined based on Centuri’s consolidated leverage ratio. The applicable margin ranges from 1.00% to 2.25% for loans bearing interest with reference to LIBOR or CDOR and from 0.00% to 1.25% for loans bearing interest with reference to the alternate base rate or Canadian base rate. Centuri is also required to pay a commitment fee on the unfunded portion of the commitments based on their consolidated leverage ratio. The commitment fee ranges from 0.15% to 0.40% per annum. Borrowings under the revolving credit facility ranged from a low of $36.2 million during February 2016 to a high of $83.2 million during July 2016. All amounts outstanding are considered long-term borrowings. The effective interest rate on the secured revolving credit and term loan facility was 2.63% at December 31, 2016.

The effective interest rates on Southwest’s variable-rate IDRBs are included in the table below:

	December 31, 2016	December 31, 2015
2003 Series A	1.47%	0.87%
2008 Series A	1.53%	0.87%
2009 Series A	1.43%	0.75%
Tax-exempt Series A	1.51%	0.81%

In Nevada, interest fluctuations due to changing interest rates on Southwest’s 2003 Series A, 2008 Series A, and 2009 Series A variable-rate IDRBs are tracked and recovered from ratepayers through an interest balancing account.

None of Southwest’s debt instruments have credit triggers or other clauses that result in default if bond ratings are lowered by rating agencies. Certain debt instruments contain securities ratings covenants that, if set in motion, would increase financing costs. Certain debt instruments also have leverage ratio caps and minimum net worth requirements. At December 31, 2016, the Company is in compliance with all of its covenants. Under the most restrictive of the covenants, at December 31, 2016, approximately $2.3 billion in additional debt could be issued while still meeting the leverage ratio requirement. Relating to the minimum net worth requirement, as of December 31, 2016, there is at least $1.1 billion of cushion in equity.

Certain Centuri debt instruments also have leverage ratio caps and fixed charge ratio coverage requirements. At December 31, 2016, Centuri is in compliance with all of its covenants. Under the most restrictive of the covenants, Centuri could issue approximately $145 million in additional debt and meet the leverage ratio requirement. Centuri has at least $21 million of cushion relating to the minimum fixed charge ratio coverage requirement.

Estimated maturities of long-term debt for the next five years are (in thousands):

2017	$50,101
2018	24,082
2019	134,534
2020	134,452
2021	7,815